UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 17, 2009
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2009, Novell filed a Certificate of Elimination with the Secretary of State of the State of Delaware to remove all reference to the Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), from Novell’s Restated Certificate of Incorporation. No shares of Series A Preferred Stock were outstanding.

On June 17, 2009, Novell filed a Certificate of Elimination with the Secretary of State of the State of Delaware to remove all reference to the Series B Convertible Preferred Stock, par value $0.10 per share (the "Series B Preferred Stock"), from Novell’s Restated Certificate of Incorporation. No shares of Series B Preferred Stock were outstanding.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock and Certificate of Elimination of Series B Convertible Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: June 18, 2009	By /s/ Dana C. Russell (Signature) Senior Vice President and Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock and Certificate of Elimination of Series B Convertible Preferred Stock